UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2007

                              ECLIPSYS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                   000-24539                   65-0632092
  --------------------             ----------                 -----------
 (State or Other Juris-           (Commission                (IRS Employer
diction of Incorporation          File Number)              Identification No.)

                1750 Clint Moore Road
                 Boca Raton, Florida                              33487
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         (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (561) 322-4321


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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02.  Results of Operations and Financial Condition

      On May 2, 2007, Eclipsys Corporation announced its financial results for the quarter ended March 31, 2007. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

      (d) Exhibits

      The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

      99.1 Press Release entitled "Eclipsys Releases Financial Results for the Quarter Ended March 31, 2007," issued by the company on May 2, 2007.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ECLIPSYS CORPORATION

Date:  May 2, 2007                    By:  /s/ Robert J. Colletti
                                            ------------------------------------
                                            Robert J. Colletti
                                            Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No. Description

  99.1 Press release entitled "Eclipsys Releases Financial Results for the Quarter Ended March 31, 2007," issued by the company on May 2, 2007.